FUND PROFILE

                                  Global Growth

                                 INVESTOR CLASS

                                November 1, 1998

                        [american century logo(reg.sm)]
                                    American
                                    Century

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     This profile summarizes key information about the fund that is included in the fund's Prospectus. The fund's Prospectus has additional information about the fund, including a more detailed description of the risks associated with investing in the fund, that you may want to consider before you invest. You may obtain the Prospectus and other information about the fund at no cost by calling us at 1-800-345-2021, accessing our Web site or visiting one of our Investor Centers.
      See the back cover for additional telephone numbers and our address.

                             TWENTIETH CENTURY GROUP


                          AMERICAN CENTURY INVESTMENTS

                                  GLOBAL GROWTH

1. WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

        Global Growth seeks capital growth by investing primarily in U.S. and foreign equity securities of issuers in developed countries.

2. WHAT IS THE FUND'S INVESTMENT STRATEGY?

        The fund advisor looks for securities of both U.S. and international companies that it believes will increase in value over time. The advisor uses a growth investment strategy developed by American Century that looks for companies with earnings and revenue growth. Ideally, the advisor looks for companies whose earnings and revenues are not only growing, but growing at a successively faster, or accelerating, pace. Accelerating growth is shown, for example, by growth that is faster this quarter than last and faster this year than the year before.

        The advisor tracks financial information for thousands of companies to research and select the stocks it believes will be able to sustain accelerating growth. This strategy is based on the premise that, over the long term, the stocks of companies with accelerating earnings and revenues have a greater-than-average chance to increase in value.

        Global Growth will have at least 65% of its assets invested at all times in equity securities of issuers in developed countries. The fund considers the developed countries to include the United States, Canada, Japan, the United Kingdom, Germany, Austria, France, Italy, Ireland, Spain, Belgium, the Netherlands, Switzerland, Sweden, Finland, Norway, Denmark, Australia and New Zealand. The fund may also invest in securities of issuers in developing countries where the advisor believes they present an attractive investment opportunity for the fund.

        In addition to locating strong companies with accelerating earnings, the advisor believes that the diversification of the fund's holdings across different countries and geographical regions is important in trying to manage the risks of an international portfolio. For this reason, the advisor also considers the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations, and tax considerations when making investments.

3. WHAT ARE THE SIGNIFICANT RISKS OF INVESTING IN THE FUND?

    *The value of Global Growth's shares depends on the value of the stocks and other securities it owns. The value of the individual securities Global Growth owns will go up and down depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

    *As with all funds,  at any given  time,  the value of your shares of Global
     Growth may be worth more or less than the price you paid. If you sell your shares when the value is less than the price you paid, you will lose money.

    *An investment in the fund is not a bank deposit, nor is it insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

    *Global Growth may invest a significant portion of its assets in foreign securities, which generally involve greater risks than investing in U.S. securities. These risks are summarized below:

     Currency Risk. In addition to changes in the value of the fund's investments, changes in the value of foreign currencies against the U.S. dollar also could result in gains or losses to the fund. The value of a share of Global Growth is determined in U.S. dollars. The fund's foreign investments, however, generally are held in the foreign currency of the countries where investments are made. As a result, the fund could recognize a gain or loss based solely upon a change in the exchange rate between the foreign currency and the U.S. dollar.

     Political and Economic Risk. Many countries where the fund invests are not as politically or economically developed as the United States. As a result, the economies and political and social structures of these countries could be unstable and exert forces that could cause the value of the fund's investments to decrease. The fund also could be unable to enforce its ownership rights or pursue legal remedies in countries where it invests.


GLOBAL GROWTH                                       AMERICAN CENTURY INVESTMENTS


     Market and Trading Risk. The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for the fund to buy and sell securities. These factors could result in losses to the fund by causing the fund to be unable to dispose of an investment, by causing the fund to miss an attractive investment opportunity, or by causing fund assets to be uninvested for some period of time.

     Availability of Information. Foreign companies generally are not subject to the regulatory controls or uniform accounting, auditing, and financial reporting standards imposed on U.S. issuers. As a result, there may be less publicly available information about foreign issuers than is available regarding U.S. issuers. Also, the information which is available could be less reliable than information regarding U.S. issuers.

        In summary, Global Growth is intended for investors who find U.S. and foreign growth securities an appropriate investment and who are willing to accept the increased risk associated with the fund's investment strategy. An investment in the fund should not be considered a complete investment program and is not appropriate for investors who are unable to tolerate rapid fluctuations in the value of their investment.

4. WHAT ARE THE FUND'S FEES AND EXPENSES?

        There are no sales loads, fees or other charges to buy fund shares directly from American Century, to reinvest dividends in additional shares, to exchange into the Investor Class shares of other American Century funds, or to redeem your shares. The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

      ANNUAL FUND OPERATING EXPENSES
      (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
           Management Fee                              1.30%(1)
           Distribution and Service (12b-1) Fees       None
           Other Expenses(2)                           0.00%
           Total Annual Fund Operating Expenses        1.30%(1)

        (1)The fund has a stepped fee schedule. As a result, the fund's management fee decreases as fund assets increase.

        (2)Other expenses, which include the fees and expenses of the fund's independent directors, their legal counsel, interest and extraordinary expenses are expected to be less than 0.005%.

           EXAMPLE OF HYPOTHETICAL FUND COSTS
              Assuming you . . .
              * invest $10,000 in the fund
              * redeem your shares at the end of the periods shown below
              * earn a 5% return each year
              * incur the same fund operating expenses shown above
               . . . your cost of investing in the fund would be:

           1 year                  3 years
           -------------------------------
            $132                    $410

               Of course, actual costs may be higher or lower. Use this example to compare the costs of investing in other funds.

5. WHO ARE THE FUND'S INVESTMENT ADVISOR AND PORTFOLIO MANAGERS?

        American Century Investment Management, Inc. provides investment advisory and management services for the fund. American Century uses teams of portfolio managers, assistant portfolio managers and analysts working together to manage its mutual funds. The portfolio manager on the Global Growth team is identified below:

        HENRIK STRABO, Senior Vice President and Portfolio Manager, has been a member of the team that manages Global Growth since its inception. He joined American Century in 1993 as an Investment Analyst.

6. HOW DO I BUY FUND SHARES?

     * Complete and return the enclosed application

     * Call us and exchange shares from another American Century fund

     * Call us and send your investment by bank wire transfer

        Your initial investment must be at least $2,500 ($1,000 for traditional IRAs, Roth IRAs and UGMA/UTMA accounts), unless you establish an automatic investment plan of at least $50 per month. If the value of your account falls below this account minimum, your shares may be redeemed involuntarily.

7. HOW DO I SELL FUND SHARES?

        You may sell all or part of your fund shares on any business day by writing or calling us. You also may exchange your shares in the fund for shares in nearly 70 other mutual funds offered by American Century. Depending on the options you select when you open your account, some restrictions may apply. For your protection, some redemption requests require a signature guarantee.


FUND PROFILE                                                       GLOBAL GROWTH


8. HOW ARE FUND DISTRIBUTIONS MADE AND TAXED?

        Global Growth pays distributions of substantially all of its income and realized capital gains once a year, usually in December. Distributions may be taxable as ordinary income, capital gains, or a combination of the two. Capital gains are taxed at different rates depending on the length of time the fund held the securities that were sold. Fund shareholders also may be able to claim a foreign tax credit for any foreign income taxes paid by the fund. Distributions are reinvested automatically in additional shares unless you choose another option.

9. WHAT SERVICES ARE AVAILABLE?

        American Century offers several ways to make it easier for you to manage your account, such as:

     * telephone transactions

     * wire and electronic funds transfers

     * 24-hour Automated Information Line transactions

     * 24-hour online Internet account access and transactions

        You will find more information about these choices in our Investor Services Guide, which you may request by calling us, accessing our Web site or visiting one of our Investor Centers.

        Information contained in our Investor Services Guide pertains to shareholders who invest directly with American Century rather than through an employer-sponsored retirement plan or through a financial intermediary.

        If you own or are considering purchasing fund shares through an employer-sponsored retirement plan or financial intermediary, your ability to purchase shares of the fund, exchange them for shares of other American Century funds, and redeem them will depend on the terms of your plan or financial intermediary. If you have questions about investing in an employer-sponsored retirement plan or through a financial intermediary, call an Institutional Service Representative at 1-800-345-3533.

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[american century logo(reg.sm)]
            American
            Century

AMERICAN CENTURY INVESTMENTS
P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR SERVICES
1-800-345-2021 or 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

INSTITUTIONAL, CORPORATE, KEOGH, SEP/SARSEP,
SIMPLE AND 403(B) SERVICES
1-800-345-3533

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 or 816-444-3485

FAX
816-340-7962

                                                        Funds Distributor, Inc.

SH-BRO-13791   9810